                                                                    EXHIBIT 10.5

                  SUBORDINATED REGISTRATION RIGHTS AGREEMENT
                  ------------------------------------------


     AGREEMENT made this 20 day of December, 1996 by and among NovaMed Holdings Inc. (the "Company"), those persons whose names are set forth on Schedule I
           -------                                               ----------
hereto and each of the persons who shall, after the date hereof, acquire or receive the right to acquire shares of Series A or Series B Convertible Preferred Stock or Common Stock of the Company (other than through conversion of Preferred Stock (as defined below)) and join in and become a party to this Agreement by executing and delivering to the Company an Instrument of Accession in the form of Schedule II hereto (each of such aforementioned persons being
               -----------
hereinafter referred to collectively as the "Holders" and singularly as a
                                             -------
"Holder").
-------

     WHEREAS, the Holders are acquiring simultaneously herewith shares of the Common Stock, $.01 par value (the "Common Stock") of the Company, shares of the
                                   ------------
Series A Convertible Preferred Stock, $.01 par value (the "Series A Shares") of
                                                           ---------------
the Company and/or shares of the Series B Convertible Preferred Stock, $.01 par value (the "Series B Shares") of the Company;
            ---------------

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Holders hereby agree:

     1.   Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

     "Affiliate" shall mean a person that directly or indirectly through one or
      ---------
more intermediaries, controls or is controlled by, or is under common control with the person specified.

     "Commission" shall mean the Securities and Exchange Commission, or any
      ----------
other federal agency at the time administering the Securities Act.

     "Common Stock" shall mean the Common Stock, $.01 par value, of the Company,
      ------------
as constituted as of the date of this Agreement.

     "Conversion Shares" shall mean shares of Common Stock issued upon
      -----------------
conversion of the Junior Preferred Shares.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,
      ------------
or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Junior Preferred Shares" shall mean the Series A Shares and the Series B
      -----------------------
Shares.

     "Preferred Stock" shall mean the Series A Convertible Preferred Stock, the
      ---------------
Series B Convertible Stock, Series C Convertible Preferred Stock and the Series D Convertible Preferred Stock.

     "Prior Registration Rights Agreement" means any agreement, promise,
      -----------------------------------
covenant or understanding by and between the Company or any of its subsidiaries, including NovaMed Eyecare Management, LLC, a Delaware limited liability company, and any Holder, which agreement, promise, covenant or understanding grants such Holder any right to demand or request registration of Common Stock, Junior Preferred Shares or Conversion Shares, grants such Holder the right to sell any shares or otherwise participate in any registration of Common Stock or Conversion Shares, or otherwise conflicts with the transactions contemplated herein or in the Senior Registration Rights Agreement.

     "Registration Expenses" shall mean the expenses so described in Section 7.
      ---------------------

     "Restricted Stock" shall mean the Common Stock held by Holders and the
      ----------------
Conversion Shares, excluding Common Stock and Conversion Shares which have been
(a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
      --------------
similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Selling Expenses" shall mean the expenses so described in Section 7.
      ----------------

     "Senior Requesting Holders" shall mean the holders of shares of Senior
      -------------------------
Restricted Stock requesting registration pursuant to the Senior Registration Rights Agreement.

     "Senior Registration Rights Agreement" shall mean the Registration Rights
      ------------------------------------
Agreement of even date herewith between the Company and the holders of Series C Shares and warrants to purchase Series D Shares.

     "Senior Registration Demand" shall mean a registration of securities by the
      --------------------------
Company effected pursuant to Section 4 of the Senior Registration Rights Agreement.

     "Series C Shares" shall mean shares of the Series C preferred stock, par
      ---------------
value $.01 per share, of the Company.

     "Series D Shares" shall mean shares of the Series D preferred stock, par
      ---------------
value $.01 per share, of the Company.

     2.   Restrictive Legend.  Each certificate representing Junior Preferred
          ------------------
Shares or Restricted Stock shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

     3.   Notice of Proposed Transfer.  Prior to any proposed transfer of any
          ---------------------------
Junior Preferred Shares or Restricted Stock (other than under the circumstances described in Section 5), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be
               --------  -------
required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership) or to an affiliated corporation (in the case of a transferor that is a corporation). Each certificate for Junior Preferred Shares or Restricted Stock transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an Affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

     4.   Termination of Prior Registration Rights Agreements.  The Company and
          ---------------------------------------------------
each Holder hereby terminate any and all Prior Registration Rights Agreements and such Prior Registration Rights Agreements shall be null and void and of no further force or effect.

     5.   Registration of Restricted Stock.
          --------------------------------

          (a) If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4,

     S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock and Junior Preferred Shares of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5(a) shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting Holders based upon the number of shares of Restricted Stock owned by such Holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that (i) if the registration is not a Senior
              --------  -------
     Registration Demand and is not an initial public offering (an "IPO"), in no event may less than one-half of the total number of shares of Common Stock to be included in such underwriting for the account of persons other than the Company be made available for shares of Restricted Stock, and (ii) if the registration of securities is a Senior Registration Demand or an IPO, then the number of shares of Restricted Stock to be included in such a registration may be reduced (pro rata among the requesting Holders based upon the number of shares of Restricted Stock owned by such Holders) if and to the extent the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Senior Requesting Holders.

          (b)  General Terms.  Notwithstanding the foregoing provisions, the
               -------------
     Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Restricted Stock. The rights provided under this Section 5 terminate with respect to a holder of Restricted Stock as soon as such holder is able to sell its Restricted Stock pursuant to Rule 144(k). For purposes of this Section 5, the term "Restricted Stock" shall be deemed to include the number of shares
               ----------------
     of Restricted Stock which would be issuable to a holder of Junior Preferred Shares upon the conversion of all Junior Preferred Shares held by such holder at such time, provided, however, that the only securities which the
                          --------  -------
     Company shall be required to register pursuant hereto shall be shares of Common Stock, and provided, further, however, that, in any underwritten
                       --------  -------  -------
     public offering contemplated by this Section 5, the holders of Junior Preferred Shares shall be entitled to sell such Junior Preferred Shares to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof.

     6.   Registration Procedures.  If and whenever the Company is required by
          -----------------------
the provisions of Section 5 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

          (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

          (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for
                               --------  -------
     any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

          (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

          (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

          For purposes of Section 6(a) and 6(b), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 120 days after the effective date thereof.

          In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

          In connection with each registration pursuant to Section 5 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

     7.   Expenses.  All expenses incurred by the Company in complying with
          --------
Section 5, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts,
                      ---------------------
selling commissions and fees and disbursements of counsel for any seller of Restricted Stock applicable to the sale of Restricted Stock are called "Selling
                                                                        -------
Expenses".
--------

     The Company will pay all Registration Expenses in connection with each registration statement under Section 5. All Selling Expenses in connection with each registration statement under Section 5 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

     8.   Indemnification and Contribution.
          --------------------------------

          (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 5, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided,
                                                                     --------
     however, that the Company will not be liable in any such case if and to the
     -------
     extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, or an Affiliate of such seller which is also a seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

          (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 5, each seller of such Restricted Stock thereunder, severally and not jointly, except that liability shall be joint hereunder with respect to each Affiliate of a seller who is also a seller, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided,
                                                                     --------
     however, that such seller will be liable hereunder in any such case if and
     -------
     only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller or an Affiliate of such seller which is also a seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder
         --------  -------  -------
     shall be limited to the net proceeds received by such seller and Affiliates of such seller from the sale of Restricted Stock covered by such registration statement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 8 and shall only relieve it from any liability which it may have to such indemnified party under this Section 8 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof, provided, however, that, if the defendants in any such action include
     --------  -------
     both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, or
     (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 8; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its and its Affiliates' Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no
                            --------  -------
     such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     9.   Changes in Common Stock or Preferred Stock.  If, and as often as,
          ------------------------------------------
there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

     10.  Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

     11.  Representations and Warranties of the Company.  The Company represents
          ---------------------------------------------
and warrants to you as follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

     12.  Miscellaneous.
          -------------

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Junior

     Preferred Shares or Restricted Stock), whether so expressed or not, provided, however, that registration rights conferred herein on the Holders
     --------  -------
     shall only inure to the benefit of a transferee of Junior Preferred Shares or Restricted Stock if (i) there is transferred to such transferee securities representing or convertible into or exercisable for at least 500,000 Conversion Shares, or (ii) such transferee is a partner, shareholder or affiliate of a party hereto.

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

              if to the Company or any other party hereto, at the address of such party set forth on Schedule I hereto;
                                  ----------

              if to any subsequent holder of Junior Preferred Shares or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

              or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Junior Preferred Shares or Restricted Stock) or to the holders of Junior Preferred Shares or Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

          (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the outstanding shares of Restricted Stock; provided, however, that for purposes of this Section 12(d), the term
            --------  -------
     "Restricted Stock" shall be deemed to include the number of shares of
      ----------------
     Restricted Stock which would be issuable to a holder of Junior Preferred Shares upon conversion of all Junior Preferred Shares held by such holder at such time.

          (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) The obligations of the Company to register shares of Restricted Stock under Section 5 shall terminate on the fifth anniversary of the date of the Company's initial public offering of shares of Common Stock at a per share price of at least $7.50, and for aggregate offering proceeds (net of underwriting commissions and offering expenses) of not less than $20,000,000 (a "Qualified IPO").
                                                -------------

          (g) Except for rights granted pursuant to the Senior Registration Rights Agreement, either on or subsequent to the date hereof, the Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect. The parties hereto agree, however, that the Company may, in its sole discretion, execute the Instrument of Accession attached as Schedule II
                                                                 -----------
     hereto with any person who shall, after the date hereof, acquire or receive the right to acquire shares of the capital stock of the Company (other than through the conversion of Preferred Stock).

          (h) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     IN WITNESS WHEREOF, the undersigned have executed this document as of the date first written above.


_________________________________
Stephen J. Winjum


_________________________________
Daniel O. Wagster


_________________________________
John W. McCarty


_________________________________
Eldi E. Deschamps


_________________________________
Melvyn A. Gerstein


Kathleen M. Scarpulla and Richard
Scarpulla, as joint tenants with
right of survivorship


     _________________________________
     Kathleen M. Scarpulla


     _________________________________
     Richard Scarpulla


_________________________________
Kathleen M. Scarpulla


_________________________________
Patricia Groenewold

_________________________________
Alan M. Berry


_________________________________
Michael Lutz


_________________________________
Marti McElroy


_________________________________
Steven V. Napolitano


_________________________________
Russell N. Pallesen


_________________________________
John P. Winjum

Gail L. Rudo Revocable Trust


By:_____________________________
Name:____________________________


_________________________________
Vincent A.F. Sergi

David R. Shevitz and Suzanne R.
Shevitz, as joint tenants with
right of survivorship


     _____________________________
     David R. Shevitz

     ____________________________
     Suzanne R. Shevitz

_________________________________
Gregory Winjum


_________________________________
Joseph Winjum


Deschamps Eye Care P.C.


By:_______________________________
Name:_____________________________
Title:____________________________


Northshore Eye Surgicenter, Ltd.


By:_______________________________
Name:_____________________________
Title:____________________________


TRI-OC Management, Inc.


By:_______________________________
Name:_____________________________
Title:____________________________


Kirk Family Limited Partnership

By:_______________________________
Name:_____________________________
Title:____________________________

Douglas Williams Family
  Limited Partnership

By:  Brodersen-Williams Eye Institute, P.C.,
     its general partner


     By:____________________________
        Douglas P. Williams,
        an authorized signatory


Wolin Family Limited Partnership


By:____________________________
     Lawrence D. Wolin, an authorized signatory


Vile Family Limited Partnership


By:____________________________
     Steven Vile, one of its general partners


Lawrence D. Wolin Limited Partnership

By:  Wolin Family Limited Partnership,
     its general partner


     By:____________________________
        Lawrence D. Wolin,
        an authorized signatory


Stephen Vile Limited Partnership


By:____________________________
     Stephen Vile, one of its general partners

Walter S. Fried and Gail S. Fried
Family Limited Partnership


By:____________________________
Name:__________________________
Title:_________________________


_______________________________
Robert C. Goettling


_______________________________
John W. Lawrence, Jr.


_______________________________
Kenneth G. Groenewold

_______________________________
William J.L. Kennedy


_______________________________
Anthony C. Belli


_______________________________
Stephen M. McConnell


_______________________________
T. Trent Roark

James A. Brocato and Brenda Brocato,
as joint tenants with right of survivorship


     _______________________________
     James A. Brocato

     _______________________________
     Brenda Brocato

_______________________________
  Jon C. Thomas


_______________________________
Christopher G. Werfel


_______________________________
Daniel Flavin


_______________________________
Scott H. Kirk


_______________________________
Kent A. Kirk


_______________________________
Robert Wojcik


_______________________________
Marie Allen

                                    NOVAMED HOLDINGS INC.



                                    By:_______________________________
                                    Its:______________________________

                                  Schedule I
                                  ----------

                                    Holders
                                    -------

Douglas Williams Family Partnership
Deschamps Eye Care, P.C.
Eldi E. Deschamps
Kirk Family Limited Partnership
Scott H. Kirk
Kent A. Kirk
Northshore Eye Surgicenter, Ltd.
Melvyn A. Gerstein
Kathleen M. Scarpulla and Richard Scarpulla, as joint tenants
Kathleen M. Scarpulla
Stephen Vile Limited Partnership
Vile Family Limited Partnership
Lawrence D. Wolin Limited Partnership
Wolin Family Limited Partnership
Walter S. Fried and Gail S. Fried Family Limited Partnership
James A. Brocato and Brenda Brocato, as joint tenants
Kenneth G. Groenewold
Patricia Groenewold
Robert C. Goettling
T. Trent Roark
Jon C. Thomas
Stephen J. Winjum
John W. Lawrence Jr.
Christopher G. Werfel
Anthony C. Belli
John W. McCarty
Daniel O. Wagster
William J.L. Kennedy
Daniel Flavin
Michael J. Lutz
Stephen M. McConnell
Alan M. Berry
Marti McElroy
Steven V. Napolitano
Russell N. Pallesen
Gail L. Rudo Revocable Trust
Vincent A. F. Sergi
David R. Shevitz and Suzanne R. Shevitz, as joint tenants
Gregory Winjum
TRI-OC Management, Inc.
John P. Winjum
Joseph Winjum

                                  Schedule II
                                  -----------

                            Instrument of Accession
                            -----------------------


     The undersigned, __________, in connection with becoming the owner or holder of record of ________ (_______) shares of the Common Stock, par value $.01 per share, of NovaMed Holdings Inc., an Illinois corporation (the "Company"), hereby agrees to become a Holder, party to and bound by that certain Subordinated Registration Rights Agreement, dated as of December __, 1996, by and among the Company and certain shareholders of the Company. This Instrument of Accession shall take effect and shall become an integral part of said Subordinated Registration Rights Agreement immediately upon execution and delivery to the Company of this Instrument.

     IN WITNESS WHEREOF, this Instrument of Accession has been duly executed by or on behalf of the undersigned, under the laws of the State of Illinois, as of the date written below.

                              NOVAMED HOLDINGS INC.



                              By:_______________________________
                              Title:____________________________


                              HOLDER:

                              Signature:_________________________

                              Address:   ________________________

                                         ________________________

                                         ________________________

                              Date:      ________________________